                           Salomon Brothers
                           Opportunity Fund Inc
                                                                October 15, 2001

Dear Shareholder:

We are pleased to provide the annual report for the Salomon Brothers Opportunity Fund Inc ("Fund") for the year ended August 31, 2001. Included in this report are performance results, a market commentary, a summary of the portfolio, a statement of the Fund's investments and the audited financial statements for the year ended August 31, 2001.

SPECIAL SHAREHOLDER NOTICE

As you may or may not know, many Salomon Brothers Asset Management investment professionals were located at 7 World Trade Center, a building that was destroyed. Upon evacuating all personnel to safety, we immediately implemented our business recovery plan, and have been in full operation since United States markets reopened on September 17, 2001. Purchases and redemptions placed after 4:00 p.m. ET on September 10th were executed on the day that the markets reopened, much like orders received over weekends.

Our experienced portfolio management teams are in constant communication with one another, aware that this event has impacted virtually all global markets. Their resolve to mind your best interests motivates them in this most tragic of times. As a company we are adjusting to the emotional and business challenges presented by these recent events. Our return to the investment needs of our clients is a welcomed focus. We take comfort in knowing that what we are doing is a small part of the response of America.

During the year ended August 31, 2001, the net asset value ("NAV") of the Fund decreased from $55.98 per share at August 31, 2000 to $48.72 per share at August 31, 2001. Dividends of $0.76 per share from net investment income and $4.96 per share from capital gains were paid during the year. These dividends were in part responsible for the Fund's decrease in NAV. During the period, the Fund returned negative 3.16%, comparing favorably to the Standard & Poor's 500 Index ("S&P 500") 1 return of negative 24.38%.

INVESTMENT STRATEGY

The Fund seeks to achieve above average long-term capital appreciation with current income as a secondary objective by investing primarily in common stocks.

------------
1 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

S A L O M O N    B R O T H E R S    O P P O R T U N I T Y    F U N D    I N C

We emphasize individual security selection while varying the Fund's investments across industries, which may help reduce risk. We evaluate companies of all sizes. We seek to identify those companies whose securities are trading at prices that we believe are below the company's intrinsic value. This style of stock selection, known as value investing, focuses on using fundamental analysis to analyze each company in detail, by ranking its management, strategy and competitive market position.

We currently pursue a strategy of retaining unrealized long-term capital gains and avoiding the tax impact of realizing each gain. The strategy reflects our belief that these securities continue to have solid long-term growth potential.

MARKET REVIEW

We believe that portions of the nation's economy may have begun a recession coincident with the presidential election in November 2000. The severe break in the NASDAQ stock market in early 2000 led many businesses, primarily young technology companies that were unable to secure additional financing, to contract their businesses and, in some cases, close their doors permanently. The impact of this trend began to reverberate through the entire economy in early 2001 and was one of the factors that led the U.S. Federal Reserve Board ("Fed") to undertake a dramatic easing of its monetary policy 2. Traditionally, the stock market has responded quite positively to an accommodative Fed, but this year has proven to be an exception. Significant overcapacity in many telecommunications and technology goods led these industries to downsize their operations. This contraction led to a rise in unemployment and a reduction in consumer confidence. Prior to the events of September 11th, the equity market had already sustained a sharp bear market that, by some measures, was the most severe since the 1980's.

In the aftermath of the September 11th terrorist attack, short-term interest rates plunged further to historically low levels. We believe the Fed acted prudently by dropping the federal funds rate ("fed funds rate") 3 50 basis points4 before the U.S. equity markets reopened on September 17th after the terrorist attacks. We believe this rate reduction has given the markets tremendous liquidity, and the coordinated rate cut by the European Central Bank should benefit markets both here and abroad. This liquidity should also benefit the Fund. Historically, turbulent events have been followed by increased returns of equity markets. For example, during the Gulf War Crisis, the Dow Jones was down 4.3% between the end of December and the middle of January 1991 but proceeded to rise almost 20% in the following two months. We anticipate that this market will also recover from the September 11th attacks.

PORTFOLIO HIGHLIGHTS

In this environment, management has made very few significant changes to the Fund's portfolio during the reporting period. As of August 31, 2001, the Fund's three top market sectors were banks 16.7%, insurance - property and casualty 14.2% and energy 9.8%.

-------------
2 Easing of monetary policy refers to the reduction of the federal funds rate by the Fed.
3 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
4 A basis point is 0.01% or one one-hundredth of a percent.

S A L O M O N    B R O T H E R S    O P P O R T U N I T Y    F U N D    I N C

Thank you for your investment in the Salomon Brothers Opportunity Fund Inc and in your continued confidence in our investment strategy.

Cordially,


/s/ Irving Brilliant

Irving Brilliant
Chairman and Portfolio Manager

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 6 through 9 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of August 31, 2001 and is subject to change.

S A L O M O N    B R O T H E R S    O P P O R T U N I T Y    F U N D    I N C

Results of an Investment in Salomon Brothers Opportunity Fund Inc

Set forth below are average annual total return figures for the periods indicated and a graph showing the value of a hypothetical $10,000 investment made in Salomon Brothers Opportunity Fund Inc on August 31, 1991. The average annual total return figures and the information in the graph represent past performance; they reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in additional shares of the Fund. Investment return and share price of the Fund will fluctuate. Shares when redeemed may be worth more or less than original cost.

                           AVERAGE ANNUAL TOTAL RETURN

The average annual total return over the periods indicated below shows the average annual percentage change in value of an investment in the Fund from the beginning of the measuring period to the end of the measuring period. When considering "average" total-return for periods longer than one year, it is important to note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

The Fund's average annual total return for the periods indicated was as follows:
       (3.16)% for the one-year period beginning September 1, 2000 and ended August 31, 2001
       13.04% for the five-year period beginning September 1, 1996 and ended
         August 31, 2001
       13.64% for the ten-year period beginning September 1, 1991 and ended
         August 31, 2001

                   PERFORMANCE COMPARISON -- GROWTH OF $10,000*
                           AUGUST 1991 -- AUGUST 2001
                                   (UNAUDITED)

              Salomon Brothers      Standard & Poor's
Date        Opportunity Fund Inc.       500 Index
----        ---------------------   -----------------
8/91               $10,000               $10,000
8/92                11,290                10,791
8/93                13,570                12,429
8/94                14,440                13,108
8/95                17,481                15,915
8/96                19,468                18,895
8/97                27,350                26,571
8/98                26,436                28,729
8/99                30,810                40,164
8/00                37,101                46,711
8/1/2001            35,927                35,323

*Past performance is not predictive of future performance.

S A L O M O N    B R O T H E R S    O P P O R T U N I T Y    F U N D    I N C


Major Portfolio Changes (unaudited)
For the Year Ended August 31, 2001

ADDITIONS+
-------------------------------------------------
Stocks                                  Shares
-------------------------------------------------
Pogo Producing Co....................    6,800
Tecumseh Products Co., Class B Shares   10,500
UnumProvident Corp...................    5,000

REDUCTIONS+
-------------------------------------------------
Stocks                                  Shares
-------------------------------------------------
The Bank of New York Co., Inc. ......   39,000
CNA Financial Corp.......... ........   10,000
Genuity Inc., Class A Shares ........    5,000
Harcourt General, Inc................   10,900(1)
Kansas City Life Insurance...........    8,800(1)
Loews Corp...........................   35,000
Mississippi Chemical Corp............    5,000
Pharmacia Corp.......................   17,000
Sabre Holdings Corp..................    5,000
Solutia Inc..........................    7,100
Tecumseh Products Co., Class A Shares   10,500

--------------
(1) Elimination.
 + Exclusive of changes resulting entirely from mergers, stock dividends and stock splits.

S A L O M O N    B R O T H E R S    O P P O R T U N I T Y    F U N D    I N C

Schedule of Investments
August 31, 2001

   SHARES                        SECURITY                              VALUE
-------------------------------------------------------------------------------
COMMON STOCK -- 77.0%
BANKS -- 16.7%

  675,976   The Bank of New York Co., Inc.......................  $  26,836,247
  125,000   Popular, Inc........................................      4,031,250
                                                                  -------------
                                                                     30,867,497
                                                                  -------------
BASIC INDUSTRY -- 4.7%
   42,600   Amcast Industrial Corp..............................        355,710
    6,000   Deltic Timber Corp..................................        170,340
    4,000   International Paper Co..............................        160,480
   34,000   Mississippi Chemical Corp...........................        108,800
   15,000   National Processing Inc.*...........................        494,250
    8,077   Newmont Mining Corp.................................        167,517
   13,000   NL Industries, Inc..................................        209,950
    3,960   Smurfit-Stone Container Corp.*......................         68,350
   10,000   Solutia Inc.........................................        138,100
    2,200   Southern Peru Copper Corp...........................         26,400
            Tecumseh Products Co.:
   40,100     Class A Shares....................................      1,964,098
   40,900     Class B Shares....................................      1,852,770
   78,500   TRC Cos., Inc.*.....................................      3,081,125
                                                                  -------------
                                                                      8,797,890
                                                                  -------------
BIOTECHNOLOGY & DRUGS -- 1.1%
   49,260   Pharmacia Corp......................................      1,950,696
                                                                  -------------
CONSTRUCTION -- 2.0%
   25,800   Ameron International Corp...........................      1,874,370
   42,000   Lafarge North America Inc...........................      1,543,080
            Liberty Homes, Inc.:
   24,550     Class A Shares....................................        156,506
   24,750     Class B Shares....................................        163,350
                                                                  -------------
                                                                      3,737,306
                                                                  -------------
CONSUMER GOODS -- 6.7%
   35,500   Alexander & Baldwin, Inc............................        931,875
   14,000   BJ's Wholesale Club, Inc.*..........................        686,000
    9,700   Cone Mills Corp.*...................................         14,065
   96,000   Fine Host Corp.*(a).................................        768,000
   23,000   Homebase, Inc.*.....................................         43,470
  352,110   Koninklijke (Royal) Philips Electronics N.V. ADR....      9,425,985
    3,284   The Neiman Marcus Group, Inc., Class B Shares*......        100,622
   15,737   The News Corp. Ltd. ADR.............................        436,702
                                                                  -------------
                                                                     12,406,719
                                                                  -------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

S A L O M O N    B R O T H E R S    O P P O R T U N I T Y    F U N D    I N C

August 31, 2001

   SHARES                        SECURITY                              VALUE
-------------------------------------------------------------------------------
ENERGY -- 9.8%
    7,000   Amerada Hess Corp...................................  $     543,970
   32,000   Murphy Oil Corp.....................................      2,416,000
    6,800   Pogo Producing Co...................................        162,452
  260,000   Royal Dutch Petroleum Co. ADR.......................     14,723,800
   10,000   Talisman Energy Inc.................................        383,300
                                                                  -------------
                                                                     18,229,522
                                                                  -------------
FINANCE -- 3.5%
    8,000   Chile Fund..........................................         72,400
   50,000   Freddie Mac.........................................      3,144,000
   57,800   Leucadia National Corp..............................      1,890,638
   26,000   Loews Corp..........................................      1,269,320
    5,910   New Germany Fund....................................         38,120
                                                                  -------------
                                                                      6,414,478
                                                                  -------------
HEALTHCARE -- 1.6%
   12,000   Health Net Inc.*....................................        226,440
    3,827   HEALTHSOUTH Corp.*..................................         69,192
   32,000   Humana Inc.*........................................        384,000
   22,077   Wellpoint Health Networks Inc., Class A Shares*.....      2,350,758
                                                                  -------------
                                                                      3,030,390
                                                                  -------------
INSURANCE - LIFE, ACCIDENT & HEALTH -- 1.9%
   91,300   CNA Financial Corp.*................................      2,535,401
    1,714   Delphi International Ltd.*..........................          3,565
   17,950   Fremont General Corp................................        105,187
   33,440   UnumProvident Corp..................................        936,988
                                                                  -------------
                                                                      3,581,141
                                                                  -------------
INSURANCE - PROPERTY & CASUALTY -- 14.2%
    5,040   Allmerica Financial Corp............................        268,481
   11,592   American International Group, Inc...................        906,462
    3,000   Aon Corp............................................        111,450
  328,000   The Chubb Corp......................................     22,140,000
    3,000   Everest Reinsurance Group Ltd.......................        194,700
   40,000   Merchants Group, Inc................................        886,000
   50,000   Old Republic International Corp.....................      1,342,500
   38,445   Trenwick Group Ltd..................................        541,690
                                                                  -------------
                                                                     26,391,283
                                                                  -------------
                       SEE NOTES TO FINANCIAL STATEMENTS.
                                                                         PAGE 7

S A L O M O N    B R O T H E R S    O P P O R T U N I T Y    F U N D    I N C

August 31, 2001

   SHARES                        SECURITY                              VALUE
-------------------------------------------------------------------------------
REAL ESTATE -- 6.2%
            Forest City Enterprises, Inc.:
  118,500     Class A Shares....................................  $   6,227,175
   66,100     Class B Shares, Convertible (b)...................      3,478,513
    6,000   Harbor Global Co. Ltd.*.............................         55,800
   47,776   HomeFed Corp.*......................................         46,820
   34,500   Rayonier Inc........................................      1,604,250
                                                                  -------------
                                                                     11,412,558
                                                                  -------------
TECHNOLOGY -- 2.2%
   28,000   Genuity Inc., Class A Shares*.......................         49,840
   10,000   Intel Corp..........................................        279,600
   12,000   National Semiconductor Corp.*.......................        396,600
   23,234   Sabre Holdings Corp.*...............................        980,010
   20,893   Tyco International Ltd..............................      1,085,391
   25,000   Verizon Communications Inc..........................      1,250,000
                                                                  -------------
                                                                      4,041,441
                                                                  -------------
TRANSPORTATION -- 6.4%
   73,000   Airborne Inc........................................        989,880
   79,200   AMR Corp............................................      2,533,608
   15,000   ArvinMeritor, Inc...................................        265,500
   32,000   Canadian Pacific Ltd................................      1,161,600
    4,000   CNF Inc.............................................        120,120
   70,100   General Dynamics Corp...............................      5,535,096
    9,500   International Shipholding Corp......................         78,375
    3,078   KLM Royal Dutch Airlines ADR........................         46,786
   12,000   Lockheed Martin Corp................................        478,320
   23,600   Overseas Shipholding Group, Inc.....................        643,336
                                                                  -------------
                                                                     11,852,621
                                                                  -------------
            TOTAL COMMON STOCK (Cost -- $33,914,602)............    142,713,542
                                                                  -------------
   FACE
  AMOUNT                         SECURITY                              VALUE
-------------------------------------------------------------------------------
CORPORATE BONDS -- 0.2%
BASIC INDUSTRY -- 0.2%
$ 300,000   Pacific Gas & Electric Co., Series 93-G, 6.250% due
               3/1/04 (Cost -- $265,351)........................        280,500
                                                                  -------------

   SHARES                        SECURITY                              VALUE
-------------------------------------------------------------------------------
RIGHTS -- 0.0%

INSURANCE - LIFE, ACCIDENT & HEALTH -- 0.0%
   20,086   CNA Financial Corp., expiring 9/20/01*
                (Cost -- $20,534) ..............................         55,839
                                                                  -------------
            TOTAL LONG-TERM INVESTMENTS (Cost -- $34,200,487)...    143,049,881
                                                                  -------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
PAGE 8

S A L O M O N    B R O T H E R S    O P P O R T U N I T Y    F U N D    I N C

August 31, 2001

   FACE
  AMOUNT                         SECURITY                              VALUE
-------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 22.8%
$4,847,000  American Express Credit Corp., 3.490% due 9/6/01.....  $  4,844,650
 2,400,000  Becton, Dickinson & Co., 3.480% due 9/6/01...........     2,398,840
 4,226,000  E.I. du Pont de Nemours & Co., 3.520% due 9/5/01.....     4,224,347
 4,865,000  Gannett Co., 3.500% due 9/7/01.......................     4,862,162
 4,229,000  General Electric Co., 3.510% due 9/13/01.............     4,224,052
 2,263,000  Hubbell Inc., 3.700% due 9/4/01......................     2,262,302
 3,460,000  Kraft Foods Inc., 3.480% due 9/4/01..................     3,458,997
 5,000,000  Motorola Credit Corp., 4.110% due 9/11/01............     4,994,292
 1,766,000  Paccar Financial Corp., 3.500% due 9/4/01............     1,765,485
 4,970,000  Toyota Motor Credit Corp., 3.610% due 9/7/01.........     4,967,010
 4,217,000  Volkswagen of America, 3.550% due 9/10/01............     4,213,257
                                                                   ------------
            TOTAL CORPORATE SHORT-TERM NOTES (Cost -- $42,215,394)   42,215,394
                                                                    -----------
            TOTAL INVESTMENTS -- 100% (Cost -- $76,415,881**)....  $185,265,275
                                                                   ============
----------
 *  Non-income producing security.
(a) Security valued at fair value.
(b) Convertible into Forest City Enterprises Inc., Class A Shares.
 ** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.

S A L O M O N    B R O T H E R S    O P P O R T U N I T Y    F U N D    I N C

Statement of Assets and Liabilities August 31, 2001

ASSETS:
  Investments, at value (Cost -- $34,200,487)...................  $ 143,049,881
  Corporate short-term notes, at amortized cost.................     42,215,394
  Cash..........................................................          1,579
  Dividends and interest receivable.............................        227,633
  Receivable for Fund shares sold...............................            329
  Other.........................................................            235
                                                                   ------------
  TOTAL ASSETS..................................................    185,495,051
                                                                   ------------

LIABILITIES:
  Management fee payable........................................        161,869
  Payable for Fund shares purchased.............................         30,089
  Accrued expenses..............................................        136,996
                                                                   ------------
  TOTAL LIABILITIES.............................................        328,954
                                                                   ------------
TOTAL NET ASSETS................................................   $185,166,097
                                                                   ============

NETASSETS:

  Common stock ($0.01 par value, authorized 15,000,000 shares;
    3,800,982 shares outstanding)...............................      $  38,010
  Capital paid in excess of par value...........................     64,645,795
  Undistributed net investment income...........................      1,764,981
  Accumulated net realized gain from security transactions......      9,867,917
  Net unrealized appreciation of investments....................    108,849,394
                                                                   ------------
TOTAL NET ASSETS................................................   $185,166,097
                                                                   ============

Net Asset Value, Per Share ($185,166,097 / 3,800,982 shares)....         $48.72
                                                                         ======
                       SEE NOTES TO FINANCIAL STATEMENTS.

S A L O M O N    B R O T H E R S    O P P O R T U N I T Y    F U N D    I N C

Statement of Operations
For the Year Ended August 31, 2001

INVESTMENT INCOME:
  Interest.......................................................  $ 2,652,346
  Dividends .....................................................    2,374,056
  Less: Foreign withholding tax..................................     (108,658)
                                                                   -----------
  TOTAL INVESTMENT INCOME........................................    4,917,744
                                                                   -----------

EXPENSES:
  Management fee (Note 2)........................................    2,053,199
  Shareholder communication fees.................................       63,442
  Audit and tax services.........................................       43,995
  Shareholder services...........................................       22,073
  Registration fees..............................................       20,861
  Legal..........................................................       15,594
  Custody........................................................       14,881
  Directors' fees................................................        7,010
  Other..........................................................        9,808
                                                                   -----------
  TOTAL EXPENSES.................................................    2,250,863
                                                                   -----------
NET INVESTMENT INCOME............................................    2,666,881
                                                                   -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
 (excluding short-term securities):
    Proceeds from sales..........................................   17,568,534
    Cost of securities sold......................................    5,056,865
                                                                   -----------
  NET REALIZED GAIN..............................................   12,511,669
                                                                   -----------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of year............................................  129,452,521
    End of year..................................................  108,849,394
                                                                   -----------
  DECREASE IN NET UNREALIZED APPRECIATION........................  (20,603,127)
                                                                   -----------
NET LOSS ON INVESTMENTS..........................................   (8,091,458)
                                                                   -----------
DECREASE IN NET ASSETS FROM OPERATIONS...........................  $(5,424,577)
                                                                   ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

S A L O M O N    B R O T H E R S    O P P O R T U N I T Y    F U N D    I N C

Statements of Changes in Net Assets
For the Years Ended August 31,


                                                               2001              2000
----------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income .............................    $   2,666,881     $   3,084,008
  Net realized gain .................................       12,511,669        17,833,220
  Increase (decrease) in net unrealized appreciation       (20,603,127)       14,292,607
                                                         -------------     -------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .       (5,424,577)       35,209,835
                                                         -------------     -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income .............................       (3,027,199)       (3,100,369)
  Net realized gains ................................      (19,807,162)       (9,475,297)
                                                         -------------     -------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS ...................      (22,834,361)      (12,575,666)
                                                         -------------     -------------

FUND SHARE TRANSACTIONS (NOTE 4):
  Net proceeds from sale of shares ..................       17,806,372        19,877,386
  Net asset value of shares issued for
    reinvestment of dividends .......................       17,941,209         9,758,565
  Cost of shares reacquired .........................      (34,477,295)      (28,858,891)
                                                         -------------     -------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS        1,270,286           777,060
                                                         -------------     -------------
INCREASE (DECREASE) IN NET ASSETS ...................      (26,988,652)       23,411,229

NET ASSETS:
  Beginning of year .................................      212,154,749       188,743,520
                                                         -------------     -------------
  END OF YEAR* ......................................    $ 185,166,097     $ 212,154,749
                                                         =============     =============
*Includes undistributed net investment income of: ...    $   1,764,981     $   2,129,699
                                                         =============     =============

                       SEE NOTES TO FINANCIAL STATEMENTS.

S A L O M O N    B R O T H E R S    O P P O R T U N I T Y    F U N D    I N C


Notes to Financial Statements

1.  SIGNIFICANT ACCOUNTING POLICIES

The Salomon Brothers Opportunity Fund Inc ("Fund") is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to achieve above average long-term capital appreciation. Current income is a secondary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

    (A) SECURITIES VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. If no quotations are readily available (as may be the case for securities of limited marketability), or if "restricted" securities are being valued, such portfolio securities and other assets are valued at fair value determined pursuant to procedures established by the Board of Directors. Short-term securities with less than 60 days remaining to maturity when acquired by the Fund are valued at amortized cost which approximates market value.

    (B) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

    (C) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends from net investment income and distributions from net realized gains, if any, annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. Permanent book/tax differences are reclassified within the capital accounts based on their Federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

    (D) YEAR END TAX RECLASSIFICATIONS. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. At August 31, 2001, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

S A L O M O N    B R O T H E R S    O P P O R T U N I T Y    F U N D    I N C

    (E) OTHER. Securities transactions are recorded as of the trade date. Dividend income and dividends payable are recorded on the ex-dividend date. Interest income is recognized when earned. Noncash dividend income is recorded based on market or fair value of property received. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis.

2.  MANAGEMENT FEE AND OTHER TRANSACTIONS

    The Fund retains Salomon Brothers Asset Management Inc ("SBAM"), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), to act as investment manager of the Fund, subject to the supervision by the Board of Directors of the Fund. The management fee is payable monthly at an annual rate of 1% of the Fund's average daily net assets.

    During June 2001, the Fund entered into a distribution agreement with PFS Distributors Inc., a wholly-owned subsidiary of Citigroup and an affiliate of SBAM, as the Fund's distributor, which, in turn terminated the distribution agreement with CFBDS, Inc.

3.  PORTFOLIO ACTIVITY

    During the year ended August 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term securities) were as follows:

    Purchases .................................................  $  1,369,667
                                                                  ===========
    Sales .....................................................   $17,568,534
                                                                  ===========

    At August 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

    Gross unrealized appreciation .............................  $110,427,041
    Gross unrealized depreciation .............................    (1,577,647)
                                                                 ------------
    Net unrealized appreciation ...............................  $108,849,394
                                                                 ============

4.  SHARES OF CAPITAL STOCK

    At August 31, 2001, the Fund had 15,000,000 shares of capital stock authorized with a par value of $0.01 per share. Transactions in shares for the portfolio were as follows:

                                         YEAR ENDED                 YEAR ENDED
                                       AUGUST 31, 2001            AUGUST 31, 2000
                                  ----------------------------------------------------
                                   SHARES        AMOUNT        SHARES        AMOUNT
                                  --------    ------------    --------    ------------
Shares sold ....................   324,222    $ 17,806,372     375,908    $ 19,877,386

Shares issued on reinvestment...   353,382      17,941,209     199,416       9,758,565
Shares reacquired ..............  (666,759)    (34,477,295)   (583,563)    (28,858,891)
                                  --------    ------------    --------    ------------
Net Increase (Decrease) ........    10,845    $  1,270,286      (8,239)   $    777,060
                                  ========    ============    ========    ============

S A L O M O N    B R O T H E R S    O P P O R T U N I T Y    F U N D    I N C

Financial Highlights

For a share of capital stock outstanding throughout each year ended August 31, unless otherwise noted:


                                               2001       2000       1999      1998      1997
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR.......    $55.98     $49.69     $47.36    $50.64     $37.89
                                             ------     ------     ------    ------     ------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income..................      0.69       0.82       0.76      0.46       0.43
  Net realized and unrealized gain (loss)     (2.23)      8.79       6.98     (1.95)     14.46
                                             ------     ------     ------    ------     ------
Total Income (Loss) From Operations......     (1.54)      9.61       7.74     (1.49)     14.89
                                             ------     ------     ------    ------     ------

LESS DISTRIBUTIONS FROM:
  Net investment income..................     (0.76)     (0.80)     (0.47)    (0.39)     (0.62)
  Net realized gains.....................     (4.96)     (2.52)     (4.94)    (1.40)     (1.52)
                                             ------     ------     ------    ------     ------
Total Distributions......................     (5.72)     (3.32)     (5.41)    (1.79)     (2.14)
                                             ------     ------     ------    ------     ------
NET ASSET VALUE, END OF YEAR.............    $48.72     $55.98     $49.69    $47.36     $50.64
                                             ======     ======     ======    ======     ======

TOTAL RETURN.............................      (3.2)%     20.4%      16.5%     (3.3)%     40.5%

NET ASSETS, END OF YEAR (000S) ..........  $185,166   $212,155   $188,744  $177,269   $188,496
RATIOS TO AVERAGE NET ASSETS:
  Expenses...............................      1.10%      1.11%      1.14%     1.12%      1.16%
  Net investment income..................      1.30       1.65       1.55      0.83       0.95
PORTFOLIO TURNOVER RATE..................         1%         3%         3%        3%         4%

                                                                                       PAGE 15


S A L O M O N    B R O T H E R S    O P P O R T U N I T Y    F U N D    I N C

Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SALOMON BROTHERS OPPORTUNITY FUND INC

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Opportunity Fund Inc (the "Fund") at August 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
October 23, 2001

S A L O M O N    B R O T H E R S    O P P O R T U N I T Y    F U N D    I N C

Tax Information (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended August 31, 2001:

   * A corporate dividends received deduction of 67.75%.

   * Total long-term capital gain distributions paid of $19,742,325.

S A L O M O N    B R O T H E R S    O P P O R T U N I T Y    F U N D    I N C

Directors

IRVING BRILLIANT
     Chairman

B. ALEXANDER GAGUINE
     Consultant

ROSALIND A. KOCHMAN
     Administrator and counsel,
     Kochman Eye Surgical Facility

IRVING SONNENSCHEIN

     Partner of law firm of Sonnenschein,
     Sherman & Deutsch

Officers

IRVING BRILLIANT
     Chairman and Portfolio Manager

GEORGE J. WILLIAMSON
     President and Co-Portfolio Manager

LEWIS E. DAIDONE
     Executive Vice President and Treasurer

ANTHONY PACE
     Controller

CHRISTINA T. SYDOR
     Secretary


Salomon Brothers Opportunity Fund Inc

     125 Broad Street
     10th Floor, MF-2
     New York, New York 10004
     1-888-777-0102, toll free

INVESTMENT MANAGER
     Salomon Brothers Asset Management Inc
     125 Broad Street
     10th Floor, MF-2
     New York, New York 10004

DISTRIBUTOR
     PFS Distributors Inc.

CUSTODIAN
     PFPC Trust Company
     8800 Tinicom Blvd.
     Suite 200
     Philadelphia, Pennsylvania 19153

DIVIDEND DISBURSING AND TRANSFER AGENT
     PFPC Global Fund Services
     P.O. Box 9764
     Providence, Rhode Island 02940-9764

LEGAL COUNSEL
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017-3909

INDEPENDENT ACCOUNTANTS
     PricewaterhouseCoopers LLP
     1177 Avenue of the Americas
     New York, New York 10036

-------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Salomon Brothers Opportunity Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

              Salomon Brothers
              Opportunity Fund Inc

              Annual Report

              AUGUST 31, 2001



---------------------------------------------------------
                        Salomon Brothers Asset Management
                        ------------------------------------------------------



             NOT FDIC INSURED * NOT BANK GUARANTEED * MAY LOSE VALUE




PFPC Global Fund Services
P.O. Box 9764
Providence, Rhode Island 02940-9764


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                                  U.S. POSTAGE
                                      PAID
                                NORTH READING, MA
                                  PERMIT No. 105


 OPANN 8/01